UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 17, 2009

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Coastal Banking Company, Inc.

(Exact name of registrant as specified in its charter)

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000-28333	South Carolina	58-2455445
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina, 29902

(Address of principal executive offices, Zip Code)

(843) 522-1228

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On March 17, 2009, Coastal Banking Company, Inc. issued a press release reporting information regarding its results of operations for the fiscal quarter ended and year ended December 31, 2008.  A copy of the press release is attached as an exhibit to this report.

Item 9.01

Financial Statements and Exhibits

(c)	Exhibits

No.	Description
99.1	Press Release dated March 17, 2009 reporting results of operations for the fiscal quarter ended and year ended December 31, 2008.

The information furnished in the attached press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

Dated: March 17, 2009	By:	/s/ PAUL R. GARRIGUES
Paul R. Garrigues
Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Press Release dated March 17, 2009 reporting results of operations for the fiscal quarter ended and year ended December 31, 2008.